ADVANCE CAPITAL I, INC.                              P.O. Box 3144
AN INVESTMENT COMPANY WITH FIVE FUNDS         Southfield, MI 48037
                                          Michigan  (248) 350-8543
                                         Toll Free  (800) 345-4783
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PROSPECTUS

     ADVANCE CAPITAL I, INC. (the COMPANY) is an open-end, diversified management investment company (a mutual fund) offering shares in five investment portfolios.

INVESTMENT OBJECTIVES:
THE GROWTH PORTFOLIOS:

     The EQUITY GROWTH FUND seeks to provide long-term growth of capital through investment primarily in common stocks of small, rapidly growing companies. Total return will consist primarily of capital appreciation (or depreciation). Current income is not an objective of the EQUITY GROWTH FUND. The BALANCED FUND seeks to provide capital appreciation, current income, and preservation of capital by investing in a diversified portfolio of common stocks and bonds. Common stocks are generally expected to represent approximately 60% of total assets, and fixed income securities, including cash reserves, will represent the remaining assets. There is no assurance that either Fund will achieve its investment objective. The CORNERSTONE STOCK FUND seeks to provide long term growth of capital through investing primarily in common stocks of large, well-established companies. Total return will consist primarily of capital appreciation (or depreciation). Current income is not an objective of the CORNERSTONE STOCK FUND and any such income should be considered incidental.

THE INCOME PORTFOLIOS:

      The BOND FUND and the RETIREMENT INCOME FUND seek to provide investors with high current income. Each Fund invests in fixed income securities within prescribed maturity and credit quality standards. There is no assurance that either of these Funds will achieve its investment objective. Up to 33 percent of the RETIREMENT INCOME FUND may be invested in fixed income securities which carry quality ratings below investment grade from the major rating agencies. Securities with such ratings are commonly referred to as "high yield bonds" or "junk bonds" and are considered speculative by these agencies. See "Investment Risks of Lower Rated Securities".

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THIS PROSPECTUS PROVIDES KEY INFORMATION YOU NEED TO KNOW ABOUT
THE COMPANY BEFORE INVESTING. WHILE THE PROSPECTUS IS DESIGNED TO BE CONCISE AND STRAIGHTFORWARD, YOU MAY HAVE QUESTIONS OR REQUIRE ADDITIONAL INFORMATION. PLEASE DO NOT HESITATE TO CONTACT US DIRECTLY.
                 SET THIS INFORMATION ASIDE FOR FUTURE REFERENCE.
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      Additional information about the COMPANY, contained in the
Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the COMPANY at the above address or by calling (248) 350-8543 or (800) 345-4783. The Statement of
Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
       THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
       ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         October 28, 1998


                        TABLE OF CONTENTS
                                                              Page
                                                             ------

THE EXPENSE TABLE............................................   2
FINANCIAL HIGHLIGHTS.........................................	2
GENERAL INFORMATION..........................................	5
INVESTMENT INFORMATION.......................................	5
            Investment Objectives - Growth Funds.............	5
            Investment Objectives - Income Funds.............	5
            Investment Policies of the Funds.................	6
            Other Investment Policies........................	9
            Investment Risks of Lower Rated Securities.......  12
            Investment Limitations...........................  12
DISTRIBUTION OF SHARES.......................................  13
NET ASSET VALUE..............................................  13
INVESTING IN THE FUNDS.......................................  13
            Purchases By Mail................................  14
            Purchases By Wire................................  14
            Minimum Investment Required......................  14
            What Shares Cost.................................  14
            Certificates and Confirmations...................  14
            Dividends........................................  14
            Capital Gains....................................  15
TRANSFERRING SHARES..........................................  15
REDEEMING SHARES.............................................  15
            Written Requests.................................  15
            Signatures.......................................  15
            Telephone Requests...............................  15
            Receiving Payment................................  16
            Redemption Before Purchase Instruments Clear.....  16
            Accounts With Low Balances.......................  16
            Redemption In Kind...............................  16
DISTRIBUTION PLAN............................................  16
MANAGEMENT OF THE COMPANY....................................  17
EXPENSES OF THE COMPANY......................................  18
TAX INFORMATION..............................................  19
DESCRIPTION OF CAPITAL STOCK.................................  19
MISCELLANEOUS................................................  19

THE EXPENSE TABLE

     The purpose of the Expense Table is to assist in understanding the various fees and expenses, both direct and indirect, that will accompany an investment in the Advance Capital I, Inc. - Equity Growth, Bond, Balanced, Retirement Income and Cornerstone Stock Funds (the FUNDS). This information may be useful when comparing these FUNDS to other investment alternatives. See MANAGEMENT OF THE COMPANY and EXPENSES OF THE COMPANY for more information.



                        			              EQUITY			  RETIREMENT  CORNERSTONE
			                                      GROWTH	 BOND	 BALANCED  INCOME	STOCK
                                                              ------     ----    -------- ----------  -----------
Shareholder Transaction Expenses:
  Maximum Sales Load Imposed on Purchases
    and Reinvested Dividends
    (as a percentage of offering price).....................  0%         0%	 0%       0%	      0%
  Deferred Sales Load (as a percentage of
    original purchase price)................................  0%         0%      0%       0%	      0%
  Redemption Fee............................................  None       None    None     None	      None
  Exchange Fee..............................................  None       None    None     None	      None
Annual Fund Operating Expenses
  (as a percentage of average net assets):
  Management Fees...........................................  .70%       .40%	 .70%     .50%	      .40%
  12b-1 Fees (A)............................................  .25%	 .00%    .25%     .25%	      .25%
  Other Expenses............................................  .12%       .14%    .09%     .07%	      .09%
                                                              ----       ----    ----     ----        ----
  Total Fund Operating Expenses.............................  1.07%      .54%	 1.04%    .82%	      .74%
                                                              =====      ====    =====    ====        ====

Example:
  You would pay the following expenses on a                   $ 11       $  6    $ 11     $  8        $  8      1 Year
  $1,000 investment, assuming (1) a 5%                        $ 34       $ 17    $ 33     $ 26        $ 24      3 Years
  annual return and (2) redemption at the                     $ 59       $ 30    $ 57     $ 45          NA      5 Years
  end of each period.                                         $131       $ 68    $127     $100          NA     10 Years

(A) Annual 12b-1 fees of .25% have been authorized for all FUNDS and suspended indefinitely in the Bond Fund. (See DISTRIBUTION
PLAN for additional information)

THE AMOUNTS SHOWN IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED
A REPRESENTATION OF PAST OR FUTURE EXPENSES.  THE ACTUAL
EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

     The financial highlights for the Equity Growth, Bond, Balanced, and Retirement Income Funds for the years ended December 31, 1995 through December 31, 1997 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report covering those years is included in the Statement of Additional Information. The financial highlights for the years ended December 31, 1988 through December 31, 1994 were audited by other independent accountants whose reports for those periods expressed unqualified opinions.

The tables below give you information about each fund's financial history.


                                                           YEARS ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
                                    1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
EQUITY GROWTH FUND (a)              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
SELECTED PER-SHARE DATA
Net asset value,
beginning of year                   $14.72  $12.53  $9.08   $9.46   $9.94   $9.83   $8.89   $9.79   $8.79   $7.46
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
operations
  Net investment income
  (loss)                            (0.09)  (0.07)  (0.03)  (0.03)  0.12    0.10    0.14    0.19    0.26    0.24
  Net realized and unrealized
  gain (loss) on investments        2.69    2.26    3.48    (0.35)  0.07    0.11    1.78    (0.90)  1.85    1.47
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total from investment
  operations                        2.60    2.19    3.45    (0.38)  0.19    0.21    1.92    (0.71)  2.11    1.71
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions
  Net investment income             0.00    0.00    0.00    0.00    (0.12)  (0.10)  (0.14)  (0.19)  (0.26)  (0.24)
  Net realized gain on
  investments                       (0.07)  0.00    0.00    0.00    (0.55)  0.00    (0.84)  0.00    (0.85)  (0.14)
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total distributions               (0.07)  0.00    0.00    0.00    (0.67)  (0.10)  (0.98)  (0.19)  (1.11)  (0.38)
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end
of year                             $17.25  $14.72  $12.53  $9.08   $9.46   $9.94   $9.83   $8.89   $9.79   $8.79
                                    ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN                        17.68%  17.48%  38.00%  -4.02%  2.13%   2.22%   20.94%  -7.47%  23.81%  22.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
(in thousands)                      $54,332 $38,767 $25,625 $12,634 $7,577  $7,094  $6,275  $4,310  $2,405  $692
Ratio of expenses to
average net assets                  1.07%   1.09%   1.12%   1.21%   1.16%   1.22%   1.38%   1.46%   1.31%   0.74%
Ratio of net investment
income (loss) to average
net assets                          -0.58%  -0.50%  -0.29%  -0.30%  1.27%   1.05%   1.37%   2.04%   2.59%   2.75%

Portfolio turnover rate             20.53%  24.75%  13.86%  18.05%  135.55% 96.05%  86.48%  81.13%  112.31% 156.56%
Average commission rate
per share (b)                       $0.0259 $0.0261



                                                           YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------
                                    1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
BOND FUND                           -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
SELECTED PER-SHARE DATA
Net asset value,
beginning of year                   $10.37  $10.79  $9.61   $10.82  $10.51  $10.52  $9.91   $9.90   $9.54   $9.83
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
operations
  Net investment income             0.69    0.70    0.70    0.71    0.72    0.70    0.74    0.77    0.78    0.80
  Net realized and unrealized
  gain (loss) on investments        0.24    (0.42)  1.18    (1.21)  0.45    0.01    0.62    0.02    0.36    (0.28)
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total from investment
  operations                        0.93    0.28    1.88    (0.50)  1.17    0.71    1.36    0.79    1.14    0.52
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions
  Net investment income             (0.69)  (0.70)  (0.70)  (0.71)  (0.72)  (0.70)  (0.74)  (0.78)  (0.78)  (0.81)
  Net realized gain on
  investments                       (0.09)  0.00    0.00    0.00    (0.14)  (0.02)  (0.01)  0.00    0.00    0.00
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total distributions                 (0.78)  (0.70)  (0.70)  (0.71)  (0.86)  (0.72)  (0.75)  (0.78)  (0.78)  (0.81)
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end
of year                             $10.52  $10.37  $10.79  $9.61   $10.82  $10.51  $10.52  $9.91   $9.90   $9.54
                                    ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN                        9.41%   2.81%   20.15%  -4.64%  11.48%  7.04%   14.26%  8.52%   12.64%  4.87%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
(in thousands)                      $4,203  $4,430  $4,527  $3,999  $4,741  $5,793  $2,439  $1,488  $778    $565
Ratio of expenses to
average net assets                  0.54%   0.55%   0.55%   0.60%   0.61%   0.75%   0.85%   0.87%   0.86%   0.45%
Ratio of net investment
income to average net assets        6.65%   6.71%   6.80%   7.06%   6.57%   6.69%   7.36%   8.00%   7.93%   8.14%

Portfolio turnover rate             21.95%  19.77%  6.69%   21.92%  35.99%  38.22%  25.47%  7.41%   2.25%   63.69%

(a) Effective December 29, 1993, the investment objectives of the Equity Growth Fund were changed by shareholder vote and
    T. Rowe Price Associates, Inc. became the sub-investment adviser with the primary responsibilty for the daily security investment decisions.
(b) For fiscal years beginning after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.



                                                           YEARS ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------------------
                                    1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
BALANCED FUND (a)                   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
SELECTED PER-SHARE DATA
Net asset value,
beginning of year                   $13.68  $12.57  $9.97   $10.58  $10.36  $10.38  $9.55   $10.10  $9.35   $8.33
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from investment
operations
  Net investment income             0.45    0.41    0.35    0.32    0.29    0.33    0.39    0.44    0.48    0.43
  Net realized and unrealized
  gain (loss) on investments        2.32    1.37    2.75    (0.61)  0.22    (0.02)  1.39    (0.55)  1.24    1.01
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total from investment
  operations                        2.77    1.78    3.10    (0.29)  0.51    0.31    1.78    (0.11)  1.72    1.44
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Less distributions
  Net investment income             (0.45)  (0.41)  (0.35)  (0.32)  (0.29)  (0.33)  (0.39)  (0.44)  (0.47)  (0.42)
  Net realized gain on
  investments                       (0.31)  (0.26)  (0.15)  0.00    0.00    0.00    (0.56)  0.00    (0.50)  0.00
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total distributions                 (0.76)  (0.67)  (0.50)  (0.32)  (0.29)  (0.33)  (0.95)  (0.44)  (0.97)  (0.42)
                                    ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net asset value, end
of year                             $15.69  $13.68  $12.57  $9.97   $10.58  $10.36  $10.38  $9.55   $10.10  $9.35
                                    ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN                        20.50%  14.48%  31.53%  -2.72%  4.97%   3.07%   18.32%  -1.08%  18.59%  17.52%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
(in thousands)                      $99,421 $75,202 $59,299 $44,221 $46,690 $42,440 $22,677 $14,128 $3,948  $745
Ratio of expenses to
average net assets                  1.04%   1.06%   1.07%   1.10%   1.08%   1.13%   1.38%   1.35%   1.29%   0.53%
Ratio of net investment
income to average net assets        3.02%   3.17%   3.11%   3.18%   2.77%   3.24%   3.75%   4.56%   4.68%   4.62%

Portfolio turnover rate             10.13%  12.79%  22.72%  34.97%  101.29% 42.39%  50.94%  46.72%  83.79%  106.94%
Average commission rate
per share (b)                       $0.0266 $0.0278


                                              YEARS ENDED DECEMBER 31,
                                    -----------------------------------------
                                    1997     1996     1995     1994     1993
RETIREMENT INCOME FUND              -----    -----    -----    -----    -----
SELECTED PER-SHARE DATA
Net asset value,
beginning of year                   $10.20   $10.51   $9.22    $10.54   $10.00
                                    ------   ------   ------   ------   ------
Income from investment
operations
  Net investment income             0.74     0.75     0.76     0.76     0.82
  Net realized and unrealized
  gain (loss) on investments        0.45     (0.31)   1.29     (1.32)   0.61
                                    ------   ------   ------   ------   ------
    Total from investment
    operations                      1.19     0.44     2.05     (0.56)   1.43
                                    ------   ------   ------   ------   ------
Less distributions
  Net investment income             (0.74)   (0.75)   (0.76)   (0.76)   (0.82)
  Net realized gain on
  investments                       0.00     0.00     0.00     0.00     (0.07)
                                    ------   ------   ------   ------   ------
  Total distributions               (0.74)   (0.75)   (0.76)   (0.76)   (0.89)
                                    ------   ------   ------   ------   ------
Net asset value, end
of year                             $10.65   $10.20   $10.51   $9.22    $10.54
                                    ======   ======   ======   ======   ======
TOTAL RETURN                        12.20%   4.54%    22.96%   -5.34%   13.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year
(in thousands)                      $200,511 $170,799 $139,299 $84,162  $47,343
Ratio of expenses to
average net assets                  0.82%    0.82%    0.84%    0.88%    0.88%
Ratio of net investment
income to average net assets        7.21%    7.45%    7.64%    7.89%    7.41%

Portfolio turnover rate             16.60%   8.34%    15.63%   12.27%   37.59%

(a) Effective December 29, 1993,  T. Rowe Price Associates,
    Inc. became the sub-investment adviser with the primary responsibility for the daily equity investment decisions for the Balanced Fund.
(b) For fiscal years beginning after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

GENERAL INFORMATION

     Advance Capital I, Inc. (the COMPANY) is a mutual fund consisting of five separate portfolios. Each FUND has a specific investment objective and may be used independently or in combination with the other FUNDS, to serve different investment needs. The minimum initial aggregate investment in the COMPANY is $10,000 ($2,000 for IRA Accounts). The initial investment may be distributed among any of the FUNDS as long as a minimum $1,000 investment is maintained in each FUND selected. COMPANY shares are sold, exchanged and redeemed at net asset value. There are no sales commissions or deferred sales charges imposed by the COMPANY.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES - GROWTH FUNDS:

     The EQUITY GROWTH FUND seeks to provide long-term growth of capital through investment primarily in common stocks of small, rapidly growing companies. Total return will consist primarily of capital appreciation (or depreciation). Current income is not an objective of the EQUITY GROWTH FUND.

     The EQUITY GROWTH FUND's share price will fluctuate with changing market conditions, and any investment in it may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program, nor used to play short-term swings in the stock market. In addition, stocks of small companies generally are subject to more abrupt or erratic price movements than securities of larger companies or the market averages in general. There is no assurance that the Fund will achieve its investment objective.

     The BALANCED FUND seeks to provide capital appreciation, current income, and preservation of capital by investing in a diversified portfolio of common stocks and bonds. Common stocks are generally expected to represent approximately 60% of total assets. Fixed income securities, including cash reserves, will represent the remaining assets.

     The Fund's share price will fluctuate with changing market conditions, and any investment in it may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. There is no assurance that the Fund will achieve its investment objective.

     The CORNERSTONE STOCK FUND seeks to provide long term growth of capital through investing primarily in common stocks of large, well-established companies. Total return will consist primarily of capital appreciation (or depreciation). Current income is not an objective of the Cornerstone Stock Fund and any such income should be considered incidental.

     The Fund's share price will fluctuate with changing market conditions, and any investment in it may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVES - INCOME FUNDS:

     The BOND FUND seeks to provide investors with a high level of current interest income consistent with relative stability of principal and liquidity. In pursuit of this objective, the BOND FUND will invest in debt securities rated no lower than A3 by Moody's Investors Service, Inc. (Moody's) or A- by Standard & Poor's Corporation (S&P) and in U.S. Government obligations and other debt securities of the types listed under OTHER INVESTMENT POLICIES. The average weighted maturity of the portfolio securities will be between 3 and 10 years. There is no assurance that the Fund will achieve its investment objective.

     The RETIREMENT INCOME FUND seeks to provide investors with the highest level of current income without undue risk of principal. In pursuit of this objective, the RETIREMENT INCOME FUND will invest at least half of the portfolio in government and corporate fixed income securities rated no lower than Baa3 by Moody's or BBB- by S&P. The average weighted maturity of the portfolio securities in the RETIREMENT INCOME FUND will be between 5 and 22 years. The RETIREMENT INCOME FUND seeks to maximize income with respect to a portion of its assets which may be as much as 33 percent of the Fund. Such maximum return is ordinarily associated with high yield, high risk bonds and similar securities in the lower rating categories of the recognized rating agencies. Such high yield, high risk or "junk bonds" generally involve greater price volatility as well as risk of principal and income than do bonds in the higher rating categories. High yield bonds are considered predominately speculative. See INVESTMENT RISKS OF LOWER RATED SECURITIES. There is no assurance that the Fund will achieve its investment objective.

     While the COMPANY will use its best efforts to achieve the investment objective of each FUND, their achievement cannot be assured. No investment objective of any FUND may be changed without a vote of a majority of the particular FUND's outstanding shares (as defined under MISCELLANEOUS). Except as noted below in INVESTMENT LIMITATIONS, none of the investment policies of any FUND may be changed without a vote of the holders of a majority of the outstanding shares of the FUND.

INVESTMENT POLICIES OF THE FUNDS:

     INVESTMENT POLICIES OF THE EQUITY GROWTH FUND: To achieve its objective, the Equity Growth Fund invests primarily in a diversified group of small growth companies. These are companies in the development stage of their corporate life cycle, yet have demonstrated or are expected to achieve long-term earnings growth which reaches new highs per share during each major business cycle. Also, companies are sought which are early enough in their corporate life cycle not to have been widely recognized by the investment community. The Equity Growth Fund may also invest in companies which offer the possibility of accelerating earnings growth due to rejuvenated management, new products, or structural changes in the economy. Current income is not a factor in the selection of stocks. The Equity Growth
Fund may invest in securities not listed on a national securities exchange, but such securities generally will have an established over-the-counter market.

     While companies in the Equity Growth Fund may offer greater opportunity for capital appreciation than larger, more established companies, investments in small and emerging growth companies involve greater risks. Such companies, for example, may have limited markets, product lines, management or financial resources. Further, stocks traded over-the-counter may trade less frequently and in smaller volume than exchange-listed stocks. These securities may also be more sensitive to market changes than larger, more established companies or the market averages in general. The Equity Growth Fund is suitable only for those investors who are willing and able to assume the risks inherent in its investment program.

     The Equity Growth Fund will have at least 65% of its total assets invested in equity securities, not including stock index futures and options. The Equity Growth Fund invests primarily in common stocks but also may invest in preferred stocks, convertible debt securities, stock index futures and may purchase or write options. The Equity Growth Fund may invest in preferred stocks or convertible debt securities when, in the opinion of the investment adviser, these securities provide a better relationship of risk and expected return than the common stock alone. The Equity Growth Fund may also hold as a temporary defensive measure other types of securities including obligations issued or guaranteed by the U.S. Government, money market instruments, repurchase agreements collateralized by such obligations and cash at such times and in such proportions as, in the opinion of the Investment Adviser or Sub-Adviser, prevailing market conditions may warrant. See OTHER INVESTMENT POLICIES.

     INVESTMENT POLICIES OF THE BALANCED FUND: To achieve its objective, the Balanced Fund invests in common stocks which will consist primarily of larger, established companies, but will also include small and medium-sized companies which are believed by the investment adviser to exhibit good prospects for growth. Bond and fixed income investments will include U.S. Government and agency securities, investment grade corporate securities
(rated Baa3 or better by Moody's or BBB- or better by S&P at the time of purchase) and other debt securities of the types listed under OTHER INVESTMENT POLICIES. In the event that a security held by the Balanced Fund is downgraded, the Fund may continue to hold such security until such time as the investment adviser deems it advantageous to dispose of the security. The average maturity of the Fund's fixed income investments will vary with economic conditions.

     The Balanced Fund will generally be invested approximately 60% in equity securities and 40% in debt securities. Equity securities will not represent less than 25% and fixed-income debt securities may represent as much as 75%, but not less than 25%, of the portfolio, with the percentage varying as market conditions change. As the anticipated return from dividends and internal growth of equity securities approaches the expected return available from high-quality fixed-income securities, the incremental return from the more speculative and less senior equity securities declines. As this occurs, the Balanced Fund would increase the portion of its assets invested in fixed-income securities and decrease the portion of the assets invested in equities. Conversely, as the incremental anticipated return from equities exceeds that for fixed-income securities, the Balanced Fund can be expected to increase the portion of its assets invested in equities and decrease that portion invested in fixed-income securities. In the event such movements in anticipated returns from equity and debt securities occur, they are expected to take place gradually over 3 to 5 year periods and may not reach extreme variations. Adjustments in the proportion of the Balanced Fund invested in fixed-income securities may cause an increase in portfolio turnover and an increase in expenses to the Balanced Fund.

     The Balanced Fund may invest in preferred stocks or convertible debt securities when, in the opinion of the investment adviser, these securities provide a better relationship of risk and expected return than the common stock alone, and may also invest in stock index futures and may purchase or write options. The Balanced Fund may also hold as a temporary defensive measure other types of securities including obligations issued or guaranteed by the U.S. Government, money market instruments, repurchase agreements collateralized by such obligations and cash at such time and in such proportions as, in the opinion of the Investment Adviser or Sub-Adviser, prevailing market conditions may warrant. See OTHER INVESTMENT POLICIES.

     INVESTMENT POLICIES OF THE CORNERSTONE STOCK FUND: To achieve its objectives, the Cornerstone Stock Fund will invest primarily in a diversified group of larger, more established companies. These companies will generally be over $10 billion in market capitalization at the time of purchase. Companies of this size tend to have established product lines, solid market positions, substantial financial resources and a market for their stocks that is highly liquid. By comparison, smaller companies typically have more limited market exposure, less product diversity, fewer financial resources and less liquid markets for their securities. The additional perceived risk associated with these smaller companies can be offset with higher growth opportunities which, at times, can lead to dramatically rising stock prices.

    Although economic, political and investor sentiment may change, historical returns provide evidence that stocks of larger companies generally return less, over long periods of time, than those of smaller companies. Because the CORNERSTONE STOCK FUND seeks to identify and hold stocks of companies that have demonstrated the ability to produce steadily growing revenue and earnings, it is well suited for investors who have long term growth objectives.


     The CORNERSTONE STOCK FUND will invest at least 70 percent of its assets in stock securities, not including stock index futures and options. The Cornerstone Stock Fund invests primarily in common stocks but may also invest in preferred stocks, convertible debt, stock index futures and may purchase or write options. As a temporary or defensive measure the Fund may also hold other types of securities including obligations issued or guaranteed by the U.S. Government, money market instruments, repurchase agreements collateralized by such obligations and cash at such time and in such proportions as, in the opinion of the Investment Adviser, prevailing market conditions may warrant. See OTHER INVESTMENT POLICIES.


     INITIAL INVESTMENT POLICY OF THE CORNERSTONE STOCK FUND: Until such time as the Fund has held shareholder investments for a period of six months or the total amount invested in the Fund reaches $10 million, the Investment Adviser shall have complete discretion to determine when to begin the investment activities of the Cornerstone Stock Fund. Until such time as investment activities are begun, shareholder monies will remain invested in money market equivalent securities.

     INVESTMENT POLICIES OF THE BOND FUND: The Bond Fund will invest at least 65% of its assets in corporate or U.S. Government bonds. The remainder of the Bond Fund may be invested in the following types of securities: preferred stocks, U.S. Government agency securities, U.S. Government obligations and money market instruments (See OTHER INVESTMENT POLICIES for definitions of these types of securities). At no time will more than 50% of the assets be invested in obligations issued or guaranteed by the U.S. Government.

     The Bond Fund will invest in corporate debt obligations and preferred stock rated no lower than A3 by Moody's or A- by S&P.
If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the Bond Fund. At no time will bonds rated below
BBB- by S&P and Baa3 by Moody's be held in the Bond Fund. The Investment Adviser supplements the rating and the maturity information with internal credit analysis and security research. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Unrated obligations will be considered, if based on the Investment Adviser's analysis of the financial merits of the obligations, it concludes they are of comparable investment quality to the rated instruments. No more than 5% of the portfolio may consist of unrated obligations.

     When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Bond Fund may invest temporarily and without limitation in high-grade, short-term money market instruments.

     The Bond Fund's average weighted maturity will be adjusted according to the interest rate outlook. During periods of anticipated rising interest rates and falling bond prices, a shorter average maturity may be adopted to cushion the effect of price declines on the Bond Fund's net asset value. When rates are expected to fall and bond prices rise, a longer average maturity may be expected. An adjustment in the average maturity of the Bond Fund holdings, due to anticipated changes in interest rates, may cause an increase in portfolio turnover and may result in an increase in expenses to the Bond Fund.

     INVESTMENT POLICIES OF THE RETIREMENT INCOME FUND: The Retirement Income Fund will invest at least 65% of its assets in corporate or U.S. Government bonds. The remainder of the Retirement Income Fund may be invested in the following types of securities: preferred stocks, U.S. Government agency securities, U.S. Government obligations and money market instruments (See OTHER INVESTMENT POLICIES for definitions of these types of securities). At no time will more than 50% of the assets be invested in obligations issued or guaranteed by the U.S. Government.

     The Retirement Income Fund will invest at least 50 percent of the portfolio in obligations of, or guaranteed by, the U.S. Government or its agencies or corporate debt securities or preferred stock rated no lower than Baa3 by Moody's or BBB- by S&P. The Fund may invest as much as 33 percent of the portfolio in lower rated, high-yielding securities, rated between Ba1 and B2 by Moody's or between BB+ and B by S&P, which may provide poor protection for payment of principal and interest. These bonds are commonly referred to as "junk bonds". If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the Retirement Income Fund. At no time will bonds rated below B- by S&P and B3 by Moody's be held in the Retirement Income Fund.
See "Investment Risks of Lower Rated Securities". The Investment Adviser supplements the rating and the maturity information for the Retirement Income Fund in a manner similar to that for the Bond Fund. Unrated obligations will be considered, if based on the Investment Adviser's analysis of the financial merits of the obligations, it concludes they are of comparable investment quality to the rated instruments. No more than 5% of the portfolio may consist of unrated obligations. When, in the opinion of the Investment Adviser, a defensive investment posture is warranted, the Retirement
Income Fund may invest temporarily and without limitation in high-grade, short-term money market instruments.

     The Retirement Income Fund has a flexible investment policy which allows the Investment Adviser to adjust the maturity and the quality of the securities held in the portfolio. The average weighted maturity will be adjusted according to the interest rate outlook in a manner similar to the Bond Fund as described above. The mix of the quality of the securities held in the portfolio will similarly be adjusted by the Investment Adviser. The degree to which the Retirement Income Fund holds high yield, high risk securities will be based on the Adviser's forecast of the economy and its judgment concerning the comparative value of high yield, high risk securities and higher quality issues. Any adjustment in the maturity or the quality of the Retirement Income Fund holdings may cause an increase in portfolio turnover and may result in an increase in expenses to the Fund.

OTHER INVESTMENT POLICIES:

     GOVERNMENT OBLIGATIONS: Each FUND may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government agencies that are supported by the full faith and credit of the U.S. Government include securities of the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration, and the Small Business Administration. Generally less than 50% of the Bond Fund, the Retirement Income Fund or the bonds in the Balanced Fund will be invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government. The Equity Growth Fund and Cornerstone Stock Fund will have less than 5% of its assets invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government except when in the opinion of the Investment Adviser a temporary defensive investment posture is warranted.

     Each FUND may invest on a limited basis in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation securities. Each FUND will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes the credit risk with respect to the agency or instrumentality is minimal. No more than 20% of the assets of the Bond Fund or the bonds in the Balanced Fund will be invested in these types of securities. No more than 5% of the Equity Growth Fund or the Cornerstone Stock Fund will be invested in these types of securities.

     MONEY MARKET INSTRUMENTS: Each FUND, consistent with its primary investment objective, anticipates under normal conditions that no more than 20% of its assets will be invested in high-quality money market instruments. Under unusual market or economic conditions (e.g., if short-term interest rates exceed long term rates), during the initial start-up phase of a FUND or for temporary defensive purposes each FUND may invest up to 100% of its assets in money market instruments. Money market instruments are defined as commercial paper and bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Savings and Loan Insurance Corporation. Investment in bank obligations is limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investment in time deposits is limited to no more than 5% of the value of a FUND's total assets at the time of purchase.

     Investments in commercial paper will be limited to issues within the highest rating, at the time of purchase, of S&P or Moody's or, if not rated, are determined by the Investment
Adviser to be of comparable quality.

     REPURCHASE AGREEMENTS: The U.S. Government obligations in which the FUNDS invest may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, brokers, dealers, and other recognized financial institutions sell U.S. Government securities (limited to those with remaining maturities of five years or less) to the FUNDS and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The FUNDS or their Custodian will take possession of the securities subject to repurchase agreements. Repurchase agreements may also be viewed as loans made by the FUNDS which are collateralized by the securities subject to repurchase. Advance Capital Management, Inc., the Investment Adviser, will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the FUNDS could experience costs and delays in liquidating the underlying security which is held as collateral, and the FUNDS might incur a loss if the value of the collateral held declines during this period.

     VARIABLE AND FLOATING RATE INSTRUMENTS: Unrated variable or floating rate instruments will make up not more than 5% of any FUND's assets. These instruments require the Investment Adviser to monitor closely the earning power, cash flows and other liquidity ratios of the issuers to insure they can meet payment on demand. These instruments often provide a higher yield than money market rates because they are viewed by the issuer and purchaser as longer-term obligations whose pricing may be based on shorter-term rates.

     NON-INTEREST-BEARING SECURITIES: The Bond Fund has not invested in non-income-producing securities in the past. Further, there are no present plans to invest in non-income-producing securities in the Bond Fund or the Retirement Income Fund. Non-income-producing securities include zero coupon bonds, which pay interest only at maturity and payment in kind ("PIK") bonds, which pay interest in the form of additional bonds. Although there are no plans to do so, the Retirement Income Fund may invest up to 5 percent of its assets in such securities. Should non-interest-bearing securities be held in the Retirement Income Fund, there are special tax considerations associated with them. The Retirement Income Fund will report interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Therefore, the Retirement Income Fund may have to dispose of some portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.


     STOCK INDEX FUTURES CONTRACTS AND OPTIONS:  The Equity
Growth Fund, the Balanced Fund and the Cornerstone Stock Fund
(the Growth Portfolios) may enter into stock index futures contracts (or options thereon) to hedge all or a portion of its equity portfolio, or as an efficient means of regulating its exposure to the equity markets. The Growth Portfolios will not use futures contracts for speculation. The Funds will limit the use of futures contracts so that: (1) no more than 5% of each of the Growth Portfolios' assets would be committed to initial margin deposits or premiums on such contracts and
(2) immediately after entering into such contracts, no more than 30% of the Equity Growth Fund's total assets or 20% of the Balanced Fund's or Cornerstone Stock Fund's assets would be represented by such contracts. The Growth Portfolios may also write covered call options and purchase put options on securities and financial indices. The aggregate market value of each Fund's portfolio securities covering call options will not exceed 25% of the Equity Growth Fund's net assets or 15% of the Balanced
Fund's or Cornerstone Stock Fund's net assets. Futures contracts and options can be highly volatile and could reduce each Fund's total return, and a Fund's attempt to use such investment for hedging purposes may not be successful. Successful futures strategies require the ability of the Investment Adviser to predict future movements in securities prices, interest rates and other economic factors. Each Fund's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Fund is unable to close out its position due to disruptions in the market or lack of liquidity.


      PORTFOLIO TRANSACTIONS: Although the FUNDS do not intend to invest for the purpose of seeking short-term profits, securities in the portfolios will be sold whenever the Investment Adviser or Sub-Adviser believes it is appropriate to do so in light of the respective FUND's investment objectives, without regard to the length of time a particular security may have been held. Although it is not possible to predict the annual portfolio turnover rate, it is not expected to exceed
125% for the Equity Growth Fund, the Retirement Income Fund, the Cornerstone Stock Fund or the equity portion of the Balanced Fund and not expected to exceed 75% for the Bond Fund or the bond portion of the Balanced Fund when measured over any extended number of years. Portfolio trading and turnover involve transaction costs which reduce investor returns. Higher portfolio turnover rates will further increase costs. In addition, higher portfolio turnover may increase distributions of taxable capital gains and ordinary income to shareholders.

     The Investment Adviser and Sub-Adviser use various brokerage firms to carry out portfolio transactions. The COMPANY has authorized the Investment Adviser and Sub-Adviser to place brokerage orders with some brokers who help to distribute shares of the FUNDS. The Investment Adviser or Sub-Adviser will do so only when it reasonably believes that the commissions and the transaction quality are comparable to that available from other qualified brokers.

     The COMPANY has authorized the Investment Adviser or Sub-Adviser to pay higher commissions to those firms that provide research services. The Investment Adviser and Sub-Adviser may use this research information in managing the FUNDS' assets, as well as assets of other clients.

INVESTMENT RISKS OF LOWER RATED SECURITIES:

     The Retirement Income Fund may invest as much as 33 percent of the Fund in lower rated, high-yielding securities (rated Ba or lower by Moody's or BB or lower by S&P) which may provide poor protection for payment of principal and interest. These bonds are commonly referred to as "junk bonds". These securities are considered to be speculative and involve greater risk of default or volatility in price changes due to the credit worthiness of the issuer than do securities assigned higher quality ratings.

     The fixed income market has experienced a dramatic increase in the large scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. The high yield, high risk bond market is relatively new and many of the outstanding high yield bonds have not endured a major business recession. A long term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market.
It may be that future default rates on high yield, high risk bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

     High yield, high risk bonds may also carry call risk, or the risk that bonds will be redeemed by the issuer during periods of declining interest rates. Replacing the called bonds with a lower yielding security will reduce the return for investors. Conversely, in periods of rising interest rates, the value of high yield bonds will decline, thereby reducing the value of the Funds assets.

     Credit quality in the high yield, high risk bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons it is the Retirement Income Fund's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality.

     The market for lower rated securities may be less active and thinner than that for higher quality securities. This may adversely affect the price at which these securities can be sold. The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic decline and also following periods of rising interest rates. During a period of economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to continue to service their payment obligations, meet projected goals or obtain additional financing may be seriously impaired. Under such conditions, it may become difficult to value these securities accurately. The Fund may also be forced to sell securities at a significant loss in order to meet shareholder redemptions.

     Overall, investors should expect that the lower quality bonds in the Retirement Income Fund may fluctuate in price independently of the broad bond market and prevailing interest rate trends, and that price volatility at times may be very high, especially as a result of credit concerns, market liquidity and anticipated or actual adverse changes in economic activity.

     The Retirement Income Fund's policies regarding lower rated debt securities are not fundamental and may be changed at any time without shareholder approval.

INVESTMENT LIMITATIONS:

     The following investment limitations are matters of fundamental policy and may not be changed with respect to a FUND without the vote of the holders of a majority of the FUND's outstanding shares (as defined under MISCELLANEOUS).

The FUNDS will not:

 o    borrow money or pledge securities;

 o commit more than 10% of their respective net assets to non-liquid securities, including repurchase agreements with maturities longer than seven days, or to securities subject to restrictions on resale;

 o purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 15% of the value of each FUND's total assets may be invested without regard to the 5% limitation;

 o invest more than 5% of each respective FUND's total assets in securities of issuers that have records of less than three years of continuous operations;

 o invest more than 25% of each respective FUND's total assets in any one industry;

 o acquire more than 10% of the voting securities of any one issuer.

     If a percentage limitation is satisfied at the time of the investment, a later increase or decrease in such percentage resulting from a change in the value of a FUND's portfolio securities will not constitute a violation of such limitation.

DISTRIBUTION OF SHARES

     Advance Capital Services, Inc., a wholly-owned subsidiary of Advance Capital Group, Inc., is the principal distributor for shares of the COMPANY. It is a Michigan corporation organized on August 5, 1986 and a registered broker-dealer with the National Association of Securities Dealers, Inc. The distributor is responsible for soliciting orders for the sale of shares of the FUNDS and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation.

NET ASSET VALUE

     Each FUND's net asset value per share is determined by dividing the sum of the market or appraised value of all securities and all other assets less liabilities by the number of shares of the FUND outstanding. Each FUND's net asset value per share is calculated on days that the New York Stock Exchange is open.

INVESTING IN THE FUNDS

     Shares of the COMPANY are sold on days on which the New
York Stock Exchange is open. Shares may be purchased either by mail or wire. The COMPANY reserves the right to reject any purchase request.

     PURCHASES BY MAIL: Shares may be purchased initially by completing the Application for Purchase of Shares accompanying this prospectus. Mail the Application and a check payable to Advance Capital I, Inc. to:

            Advance Capital Group, Inc.
            P.O. Box 3144
            Southfield, Michigan  48037

     Orders by mail are considered received the day the check is received by Advance Capital Group.

     Subsequent purchases by mail need only to include a check, the investor's account number, and the amount of money to be invested in each FUND.



     PURCHASES BY WIRE: A completed and signed Application must be on file with Advance Capital Group in order to purchase shares by Federal Reserve wire. For instructions to initiate a wire purchase, call Advance Capital Group on (248) 350-8543 or
(800) 345-4783. The order is considered received immediately. The shares will be priced at the Net Asset Value as next determined after the order is received. Payment by Federal Funds must be received before the close of business on the next business day following the order.

     MINIMUM INVESTMENT REQUIRED: The minimum initial aggregate investment in the COMPANY is $10,000 ($2,000 for IRA Accounts). This investment may be distributed in any of the FUNDS as long as a $1,000 minimum investment is maintained in each FUND selected. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the COMPANY.

     WHAT SHARES COST: Shares of each FUND are purchased or sold at their net asset value, as next determined after an order is received by Advance Capital Group. There are no sales commissions or charges imposed by the COMPANY. Investors who purchase or sell shares through a non-affiliated broker or bank may be charged an additional service fee by that broker or bank.

     The net asset value of each FUND is determined at the close of business of the New York Stock Exchange (currently 4:00 PM
Eastern Time), Monday through Friday, on each day the New York
Stock Exchange is open for trading.

     CERTIFICATES AND CONFIRMATIONS: As transfer agent for the COMPANY, Advance Capital Group maintains a share account for each shareholder of each FUND. Share certificates are not issued.


     Detailed confirmations of each purchase, exchange or redemption are sent to each shareholder. Monthly confirmations are sent to report dividends declared during that month to Bond Fund, Balanced Fund and Retirement Income Fund shareholders. Confirmations are sent to report dividends declared at year end to Equity Growth Fund and Cornerstone Stock Fund shareholders.


     DIVIDENDS:  Bond Fund, Balanced Fund and Retirement Income
Fund dividends are declared daily, except on Saturdays, Sundays, and holidays and are paid monthly on the last business day of the month. Dividends are declared just prior to determining net asset value. Dividends declared on Fridays and on days preceding holidays are proportionally larger to adjust for the FUND's income for the following Saturday and Sunday, or holiday.

     Equity Growth Fund and Cornerstone Stock Fund dividends are declared annually and paid on the last business day of the year.

     Dividends for each FUND may be received in cash by selecting the appropriate option on the Application for Purchase of Shares when an account is opened. Otherwise, dividends of all four FUNDS are automatically reinvested in additional shares of the respective FUND unless cash distributions are requested subsequently, in writing, to the transfer agent, Advance Capital Group.

     CAPITAL GAINS: Capital gains, if any, of each FUND will be distributed annually and normally be paid on the last business day of the COMPANY's fiscal year. Capital gains may be received in cash by selecting the appropriate option on the Application for Purchase of Shares when an account is opened. Otherwise, capital gains are paid in the form of additional shares unless cash distributions are requested subsequently, in writing, to the transfer agent, Advance Capital Group.


TRANSFERRING SHARES

     EXCHANGING SHARES AMONG FUNDS: An exchange of a FUND's shares can be made for shares in any of the other three FUNDS of the COMPANY. For tax purposes an exchange is treated as a redemption and a purchase.

     Exchanges by telephone or in writing, are subject to the same authorizations and restrictions as redemptions (See REDEEMING SHARES and TELEPHONE REQUESTS). All requests must include; the shareholder's name and account number, the name of the FUND being redeemed and the FUND being purchased and the number of shares or dollar amount being exchanged. If share certificates have been issued, they must be properly endorsed and sent by registered or certified mail along with the written request. The Company reserves the right to modify or terminate these exchange procedures or required authorizations in the future. Shareholders will be given at least 60 days notice before any such changes or termination becomes effective.

REDEEMING SHARES

     The COMPANY redeems shares at their net asset value next determined after Advance Capital Group receives the redemption request. There are no deferred sales charges or redemption fees. Redemptions may be made on days on which the New York Stock Exchange is open for business. The redemption request must be received before 4:00 PM Eastern Time for same day processing. Redemption requests must be received in proper form and can be made by written request or by telephone request. Redemption requests for IRA accounts require a signed IRA Distribution Form.

     WRITTEN REQUESTS: Shares may be redeemed by sending a written request to:

            Advance Capital Group, Inc.
            P.O. Box 3144
            Southfield, Michigan  48037

     The request must provide the shareholder's name and account number, the name of the FUND and the share or dollar amount of the redemption. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request.

     SIGNATURES:  Signatures on redemption requests and share
certificates must be guaranteed by:

     o 	a trust company or commercial bank that is a member of
        the FDIC; or

     o a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchange.

     The COMPANY does not accept signatures guaranteed by a savings bank, savings and loan association or notary public.

     TELEPHONE REQUESTS: Share amounts less than $25,000 may be redeemed or exchanged by telephone if the Telephone Redemption or Exchange Option was completed on the initial Application for Purchase of Shares. For amounts over $25,000, or if the Telephone Redemption or Exchange Option was not completed on the initial application, a written redemption or exchange request must be made with Advance Capital Group and must be signature guaranteed (See REDEEMING SHARES and SIGNATURES). Redemption requests for IRA accounts may not be made by telephone. Shares may be redeemed by calling (248) 350-8543 or (800) 345-4783 any business day between the hours 8:00 AM and 4:00 PM, Eastern Time.

     By establishing the telephone redemption service you authorize Advance Capital Group to: (1) act upon instruction of any person by telephone to redeem or exchange shares from any account for which such service has been authorized; and (2) honor any written instructions pertaining to a redemption for an amount $25,000 or less or for a change of address regardless of whether such request was accompanied by a signature guarantee. You also agree that neither the FUNDS nor Advance Capital Group, Inc. will be liable for following instructions communicated by telephone reasonably believed to be genuine and a loss to the shareholder may result due to an unauthorized transaction. The FUNDS and Advance Capital Group, Inc. will employ reasonable procedures which may include one or more of the following: verifying authorization and requiring some form of personal identification prior to acting upon instructions, and sending a statement each time a telephone exchange is made to confirm that instructions communicated by telephone are genuine. The Transfer Agent and the COMPANY reserve the right to change, modify, or terminate these services at any time.

     RECEIVING PAYMENT: Normally, a check for the proceeds of a redemption is mailed within one business day, but in no event more than seven days, after receipt of a proper redemption request.

     REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR: When shares are purchased by check, those shares are not available for redemption, except by letter, until the Custodian collects payment for those shares. It is the COMPANY's policy to allow up to 15 calendar days from the date those shares were purchased for such collection.

     ACCOUNTS WITH LOW BALANCES: Due to the high cost of maintaining accounts with low balances, the COMPANY may redeem shares in all FUNDS and pay the proceeds to the shareholder if the total of the account balances in the four FUNDS falls below a required minimum net asset value of $10,000 ($2,000 for IRA accounts) or redeem shares of the specific FUND if that one FUND falls below the $1,000 minimum. This requirement does not apply, however, if the aggregate account balance falls below $10,000 ($2,000 for IRA accounts) because of changes in the net asset values of the FUNDS.

     Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum aggregate requirement.

     REDEMPTION IN KIND: Each FUND of the COMPANY is obligated to redeem shares solely in cash up to $250,000 or 1% of the FUND's net asset value, whichever is less, for any one shareholder within a 90 day period.

     Any redemption beyond this amount will also be cash unless the Board of Directors of the COMPANY determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the FUND will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the FUND's net asset value is determined. The portfolio instruments will be selected in a manner that the Board of Directors deems fair and reasonable.

     Redemption in kind is not as liquid as a cash redemption.
If redemption is made in kind, shareholders receiving their securities and selling them could receive less than the redemption value of their securities and could incur certain transaction costs.

DISTRIBUTION PLAN

     The COMPANY has adopted a Plan of Distribution under which each FUND is permitted to spend up to .25% of its average daily net assets for activities primarily intended to result in sales of shares of any of the

FUNDS that comprise the COMPANY, which activities include but are not limited to, compensation of sales personnel; compensation to and expenses, including the cost of equipment, telephones, travel, seminars, stationary, and supplies, of employees of the Distributor who engage in or support distribution of the FUNDS' shares or who service shareholder accounts; development and implementation of direct mail promotions and advertising; and preparation, printing and distribution of company prospectuses and reports for recipients other than existing shareholders.
The Plan does not permit non reimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years. The terms of the Plan are incorporated into the COMPANY's distribution agreement with the Distributor. The Board of Directors has suspended indefinitely the 12b-1 fees for the Bond Fund. Shareholders of the Bond Fund will be notified 30 days prior to any increase in the 12b-1 fees charged to this Fund.

     During the fiscal year ended December 31, 1997, the COMPANY paid or accrued distribution expenses of $118,253, $0, $220,704 and $460,525 for the Equity Growth, Bond, Balanced and Retirement Income Funds respectively, to the COMPANY's distributor, Advance Capital Services.

MANAGEMENT OF THE COMPANY

     BOARD OF DIRECTORS:  The COMPANY is managed by a Board of
Directors. The Directors are responsible for managing the COMPANY's business affairs and for exercising all the COMPANY's powers except those reserved for the shareholders.

     INVESTMENT ADVISER: Advance Capital Management, Inc., a wholly-owned subsidiary of Advance Capital Group, Inc., a financial services and holding company, serves as the Investment Adviser to the COMPANY. The principal business address of Advance Capital Management, Inc. is in Southfield, Michigan. Subject to the general supervision of the COMPANY's Directors and in accordance with each FUND's investment objectives and policies, the Investment Adviser continually conducts investment research and furnishes an investment program for each of the FUNDS of the COMPANY, is responsible for the purchase and sale of each FUND's portfolio securities and maintains the COMPANY's records relating to such purchases and sales.

     SUB-ADVISER: T. Rowe Price Associates, Inc. (TRPA) serves as the investment adviser for that portion of the portfolio assets of the Equity Growth Fund and Balanced Fund which are determined by the Investment Adviser to be invested in common stocks. TRPA is a Maryland Corporation with its principal business address in Baltimore, Maryland. Their primary business is the investment management of assets for no-load mutual funds and other large investment accounts. TRPA is one of the largest 100 percent no-load mutual fund managers in the nation.


     ADVISORY FEES: For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Investment Adviser receives a fee, computed daily and paid monthly, at the annual rate of .7% of the average daily net assets of the Equity Growth Fund and the Balanced Fund, .4% of the average daily net assets of the Bond Fund and Cornerstone Stock Fund and .5% of the average daily net assets of the Retirement Income Fund.
The Sub-Advisory Agreements do not provide for any increase in the level of fees payable by the Company. For its services, the Sub-Adviser is paid a fee by the Investment Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of .2% percent annually of the average daily net assets of the Equity Growth Fund and of that portion of the Balanced Fund so designated by the Investment Adviser to be invested in common stocks. From time to time, as it may deem appropriate in its sole discretion, the Investment Adviser may waive a portion or all of its advisory fee.


     PORTFOLIO MANAGERS: John C. Shoemaker, President, Robert J. Cappelli, Vice President, and Christopher M. Kostiz of Advance
Capital Management, Inc., have responsibility for the day-to-day management of the Bond Fund, Retirement Income Fund, Cornerstone Stock Fund and the fixed-income portion of the Balanced Fund. Mr. Shoemaker has been the portfolio manager for all of the funds since inception
(August, 1987 for the Equity Growth, Bond and Balanced Funds and
October 6, 1992 for the Retirement Income Fund). Mr. Cappelli has been a portfolio manager for the Bond Fund and the Balanced Fund since 1991 and for the Retirement Income Fund and the Cornerstone
Stock Fund since inception. Prior to that, Mr. Cappelli had been actively involved in the investment research and strategy for all of the Advance Capital I Funds since inception. Mr. Kostiz has been a portfolio manager of the Bond Fund, the fixed-income portion of the Balanced Fund, the Retirement Income Fund since 1995 and the Cornerstone Stock Fund since inception. Mr. Kostiz has also been involved in the administration, research and investment of these portfolios since 1993. Responsibility for the day-to-day management of the common stock portions of the Equity Growth and Balanced Funds rests with an Investment Advisory Committee with the following members:
Richard T. Whitney, Chairman, Donald J. Peters, and Kristen F. Culp. Mr. Whitney oversees the activities of the Investment Advisory Committee, is a Managing Director of T. Rowe Price Associates, Inc. and has been with that firm since 1985. Mr. Peters who has primary responsibility for selecting the Funds' investments, is a Vice President of T. Rowe Price Associates, Inc., and has been with that firm managing investments since 1993.

     ADMINISTRATIVE SERVICES: Advance Capital Group, the COMPANY's Transfer Agent, also provides the administrative personnel and services necessary to handle the clerical, accounting, and bookkeeping functions required to operate the COMPANY. In its capacity as Transfer Agent, Advance Capital Group arranges for the processing of share purchase and redemption orders, maintains shareholder account records, and serves as dividend disbursing agent. These combined administrative and transfer agent services are provided to the COMPANY at cost.

     TRANSFER AGENT: Advance Capital Group is the transfer agent and dividend disbursing agent for shares of the COMPANY.

EXPENSES OF THE COMPANY

     Except as noted below, the Investment Adviser bears all expenses in connection with the performance of its services.
The COMPANY bears the expenses incurred in its operations. Expenses of the COMPANY include: taxes; fees, including fees paid to its Directors, investment advisory fees, transfer agent and dividend disbursing fees, Securities and Exchange Commission fees, and state qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; charges of the Custodian; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and extraordinary expenses. The COMPANY also pays for brokerage fees and commissions in connection with portfolio securities transactions.

     Expenses of the COMPANY may also include distribution-related expenses which the COMPANY is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the Investment Company Act of 1940. Such
Plan was approved by the Board of Directors, including a majority of the Directors who are not interested persons of the COMPANY and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, up to .25% of each FUND's average daily net assets, for any fiscal year, may be expended for preparation, reproduction and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

 TAX INFORMATION

     FEDERAL INCOME TAX: The COMPANY will distribute to shareholders all capital gains and income earned. As such, the COMPANY will pay no federal income tax because it expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

     Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Information on the tax status of dividends is provided annually.

     The Internal Revenue Code of 1986 treats each FUND in a series mutual fund as a separate corporation.

     STATE AND LOCAL TAXES: Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

DESCRIPTION OF CAPITAL STOCK

     The COMPANY was organized as a Maryland Corporation on March 6, 1987. The COMPANY is a series fund offering five classes of shares, each representing shares in one of five separate Funds. Class A common shares represent interests in the Equity Growth Fund, Class B common shares represent interests in the Bond Fund, Class C common shares represent interests in the Balanced Fund, Class E common shares represent interests in the Retirement Income Fund and Class F common shares represent interests in the Cornerstone Stock Fund. Each share has a par value of $.001, which represents an equal proportionate interest in the FUND with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such FUND as are declared in the discretion of the COMPANY's Board of Directors. The COMPANY's Articles of Incorporation authorizes the Board of Directors to classify or reclassify any class of shares into one or more portfolios.

     Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law, or when otherwise permitted by the Board of Directors acting in its sole discretion. At such time shares of capital stock of the COMPANY shall be voted by individual class and only shares of capital stock of the respective class or classes affected by a matter shall be entitled to vote on such a matter. The COMPANY holds an Annual Meeting of Shareholders.

     Certificates for shares will not be issued unless expressly requested in writing to the COMPANY's Transfer Agent, Advance Capital Group, Inc. and will not be issued for fractional shares or for IRA(s) held by a Custodian.

MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports describing the COMPANY's investment operations and annual financial statements audited by independent accountants.

     As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the COMPANY or a particular FUND means the affirmative vote of the lesser of (a) 50% of the outstanding shares of the COMPANY or such FUND, or (b) 67% or more of the shares of the COMPANY or such FUND present at a meeting if the holders of more than 50% of the outstanding shares of the COMPANY or such FUND are represented at the meeting in person or by proxy.

     Inquiries regarding the COMPANY or any of its FUNDS may be directed to the address or telephone number listed on the cover of this Prospectus.

ADVANCE CAPITAL I, INC.        ADVANCE CAPITAL I, INC.
                               AN INVESTMENT COMPANY WITH FIVE FUNDS

INVESTMENT ADVISER:

           Advance Capital Management, Inc.               Equity Growth Fund
           One Towne Square, Suite 444                    Bond Fund
           Southfield, Michigan 48076	                  Balanced Fund
                                                          Retirement Income Fund
SUB-ADVISER: (Equity Growth and Balanced Funds)		  Cornerstone Stock Fund

           T. Rowe Price Associates, Inc.
           100 East Pratt Street
           Baltimore, Maryland 21202

DISTRIBUTOR:

            Advance Capital Services, Inc.
            P.O. Box 3144
            Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:

            Advance Capital Group, Inc.
            P.O. Box 3144
            Southfield, Michigan 48037

INDEPENDENT ACCOUNTANTS:

            PricewaterhouseCoopers LLP
            2050 North Woodward Avenue
            Suite 200
            Bloomfield Hills, Michigan 48304-2260

OFFICERS:

            John C. Shoemaker, President
            Robert J. Cappelli, Vice President & Treasurer
            Charles J. Cobb, Vice President
            Kathy J. Harkleroad, Secretary

BOARD OF DIRECTORS:

            Joseph A. Ahern
            Richard W. Holtcamp
            Harry Kalajian
            John C. Shoemaker                PROSPECTUS
            Frank R. Zimmerman               October 28, 1998

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